This presentation contains "forward-looking statements" within the meaning of federal securities law, including statements concerning business strategies and their intended results, and similar statements concerning anticipated future events and expectations that are not historical facts. The forward-looking statements in this presentation are subject to numerous risks and uncertainties, including the effects of economic conditions; supply and demand changes for hotel rooms and LodgeNet products and services; competitive conditions in the lodging industry; technological developments, developmental difficulties and delays; relationships with clients and property owners; changes in the Company's relationships with strategic partners; potential effects of litigation; the availability of capital to finance growth; the impact of government regulations; and other factors detailed, from time to time, in the Company's filings with the Securities and Exchange Commission. We do not undertake any obligation to update or revise any forward- looking statements, whether as a result of new information, future events or otherwise.

CD Library Music Videos Music Channels Archived TV Comedy Sports TV Japan The Golf Channel Account Review Video Checkout Guest Survey Send a Greeting Link to Hotel Website Parental Control Multilingual 33 Games TV Web Access Internet Browsing 81 Movies 2002: Unlimited Opportunities Since Introduction In Early 2001 Driving Contracts Over 340,000 Signed New and Renewals Driving Revenue INTERACTIVE DIGITAL SYSTEM

2002 Increase Over Tape % Change Movie Revenue $21.94 $ 5.28 31.7% Other Interactive 6.55 2.49 61.3% Total Digital Revenue $28.49 $7.77 37.5% Increasing Revenue from Digital System INTERACTIVE DIGITAL SYSTEM

Average Contract Length 6.5 Years 6.5 Years Annual Revenue $ 340.00 $ 340.00 Annual Cash Flow $ 140.00 $ 140.00 Total Cash Flow Over Life $ 905.00 $ 905.00 Average Capital Investment $ 425.00 $ 320.00 Payback Period 3.0 Years 2.3 Years Cash-on-Cash Return 33% 44% Digital Upgrade Digital New Single Room Economics INTERACTIVE DIGITAL SYSTEM * Revenue and cash flow based on Actual '02 results; capital based on Q4 '02 levels

30% of base today Increasing Digital Penetration INTERACTIVE DIGITAL SYSTEM 55% of base YE 2004

1996 1997 1998 1999 2000 2001 2002 GP Interactive 400245 511851 596000 660000 725075 812149 876348 Total 516348 613407 703325 755000 806112 887830 952673 1997 1999 2000 2001 1998 Driving Expansion of Interactive Room Base Largest Worldwide Hotel Provider 2002 INTERACTIVE DIGITAL SYSTEM

2003: Introduction of New Sales Strategy Release of New System Configuration Target capital-based digital services Move away from "one size fits all"approach Market segmented sales strategy More cost effective system configuration Per-room savings of 5% to 10% Mid-year release Average new digital room cost comparable to tape INTERACTIVE DIGITAL SYSTEM

2003: Introduction of New Features Focused on: Unique On-Screen Appearance Hotel Marketing Tools Enabled by: Powerful Backend Systems Satellite Distribution Network Flexible System Architecture Result in: Significant Competitive Differentiation INTERACTIVE DIGITAL SYSTEM

13 36 Slice 3 29 Slice 4 7 Suburban Resort Highway Airport Urban DIVERSIFICATION Diversified Locations

2002 21407 2003 79874 2004 120764 0 2005 118453 0 2006 135943 0 2007 139255 0 2008 119941 2009+ 152097 2010+ 10021 Total Rooms Future Contract Expirations 9% 14% 13% 16% 17% 13% STABILITY 18% as of December 31, 2002

(in millions) Steady Revenue Growth Despite Occupancy Declines Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 LTM Revenue 200 207 212 217 221 224 230 235 LTM Occupancy 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 FINANCIAL HIGHLIGHTS

Improving Efficiencies 2000 2001 2002 2001 3.29 3.13 2.98 GP Operations Expense 2000 2001 2002 2001 0.098 0.097 0.094 SG&A Expense FINANCIAL HIGHLIGHTS As % of revenue Per room per month

2001 2002 2003E 2001 77.9 70.7 65 Q4 2001 Q4 2002 2003E 2001 475 425 400 Total Capital Spending Capital Per New Digital Room (in millions) FINANCIAL HIGHLIGHTS

(in millions) Steady EBITDA Growth Despite Occupancy Declines Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 LTM EBITDA 69.5 72.3 73.4 75.1 77.4 79.1 80.8 81.1 LTM Occupancy 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 FINANCIAL HIGHLIGHTS 1% Change in Occupancy = $2 Million change in EBITDA

LNET Occupancy Advantage Over Industry 1995 1996 1997 1998 1999 2000 2001 2002 LNET 0.699 0.7 0.69 0.683 0.672 0.674 0.643 0.633 480 500 460 460 390 360 430 410 FINANCIAL HIGHLIGHTS Basis Points Average +410 Basis Points

Cash from Operations Analysis - 2002 2002 Cash from Operations $ 43.8 Corporate Capital (6.8) Minor Extension Investment (3.6) Discretionary Free Cash Flow $ 33.4 Digital Renewal Investment (70,500 rooms) (24.5) New Room Investment (81,600 rooms) (35.8) Post-Growth Cash Flow $(26.9) (in millions) FINANCIAL HIGHLIGHTS

Continued, Selective Room Growth Enabled by Digital Platform Demand Drive Digital Returns Increasing Revenue; Decreasing Capital Costs Net Free Cash Flow Crossover Point in 2003; Reduce Debt in 2004 LOOKING FORWARD OPERATING STRATEGY:

Current Share Value $ 7.25 Implied Value per Subscriber $505.00 Entity Value Multiple Trailing 12 Months EBITDA 5.4x Valuation Analysis VALUATION

INVESTMENT SUMMARY Continuous Innovation Operational Excellence World's Largest Provider Digital Rooms Driving Revenue Demonstrable Digital Model Experienced Management Team

Copyright 2003 LodgeNet Entertainment Corporation All rights reserved.